Commitments and Contingent Liabilities	12 Months Ended
Mar. 31, 2013
Commitments and Contingent Liabilities

22.    Commitments and contingent liabilities:

The aggregate amount of payments for commitments outstanding at March 31, 2013, including commitments for purchase of property, plant and equipment and other assets is as follows:

Fiscal year ending March 31	Millions of yen
2014	¥346,677
2015	34,691
2016	4,982
2017	1,434
2018	1,099
Thereafter	2,538

Total	¥391,421

Contingent liabilities at March 31, 2013 for loans guaranteed, among other things, amounted to ¥40,949 million.

At March 31, 2013, NTT Group had no material litigation or claims outstanding, pending or threatened against it, which would be expected to have a material adverse effect on NTT’s consolidated financial position or results of operations.